UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2015

Cyberonics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-19806 (Commission File Number)	76-0236465 (IRS Employer Identification No.)

100 Cyberonics Blvd.
Houston, TX 77058
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code:  281-228-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01                                     Other Events.

On September 10, 2015, Cyberonics, Inc. (“Cyberonics”) and Sorin S.p.A. (“Sorin”) issued a joint press release announcing the appointment of Vivid Sehgal as Chief Financial Officer of LivaNova PLC (“LivaNova”) effective with the closing of the proposed merger of Cyberonics and Sorin. A copy of such joint press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01                                     Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1.               Press Release, dated as of September 10, 2015, jointly issued by Cyberonics, Inc. and Sorin S.p.A.

Important Information for Investors and Shareholders

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed merger transactions involving Cyberonics, LivaNova and Sorin or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. This communication does not represent a public offering in Italy, pursuant to Section 1, letter (t) of Legislative Decree no. 58 of February 24, 1998, as amended.

LivaNova has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which includes a proxy statement of Cyberonics that also constitutes a prospectus of LivaNova (the “proxy statement/prospectus”). The registration statement on Form S-4 was declared effective by the SEC on August 19, 2015, and a definitive proxy statement/prospectus was delivered as required by applicable law. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SORIN, CYBERONICS, LIVANOVA, THE PROPOSED MERGER TRANSACTIONS INVOLVING CYBERONICS, SORIN AND LIVANOVA AND RELATED MATTERS.

Investors and shareholders are able to obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC (1) on Cyberonics’ website at www.cyberonics.com within the “Investor Relations” section or by contacting Cyberonics’ Investor Relations (for documents made available to Cyberonics’ shareholders) or (2) on Sorin’s website at www.sorin.com (for documents made available to Sorin’s shareholders).

The release, publication or distribution of this communication in certain jurisdictions may be restricted by law, and therefore persons in such jurisdictions into which this communication is released, published or distributed should inform themselves about and observe such restrictions.

Participants in the Distribution

Sorin, Cyberonics and LivaNova and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Cyberonics with respect to the proposed transactions contemplated by the proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of proxies from the shareholders of Cyberonics in connection with the proposed transactions, including a description of their direct or indirect interests, on account of security holdings or otherwise, is set forth in the definitive proxy statement/prospectus filed with the SEC. Information regarding Cyberonics’ directors and executive officers is contained in Cyberonics’ Annual Report on Form 10-K for the fiscal year ended on April 24, 2015, as amended from time to time, which is filed with the SEC and can be obtained free of charge from the sources indicated above.

Safe Harbor Statement

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements can be identified by the use of forward-looking terminology, including “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” or other similar words.  Statements contained in this communication are based on information presently available to Cyberonics, Sorin and LivaNova and assumptions that the parties believe to be reasonable.  Cyberonics, Sorin and LivaNova are not assuming any duty to update this information if those facts change or if the assumptions are no longer believed to be reasonable.  Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning conducting our special meeting of stockholders and closing the proposed merger transactions involving Cyberonics, Sorin and LivaNova.  Important factors that may cause actual results to differ include, but are not limited to: the failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise, or the requirement to accept conditions that could reduce the anticipated benefits of the proposed transactions as a condition to obtaining regulatory approvals; the failure to satisfy other closing conditions to the proposed transactions; the length of time necessary to consummate the proposed transactions, which may be longer than anticipated for various reasons; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; the inability of Cyberonics, Sorin and LivaNova to meet expectations regarding the timing, completion and accounting and tax treatments with respect to the proposed transactions; risks relating to unanticipated costs of integration, including operating costs, customer loss or business disruption being greater than expected; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the companies operate; the ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors; the ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks to the industries in which Cyberonics, Sorin and LivaNova operate that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Cyberonics and LivaNova and the analogous section from Sorin’s annual reports and other documents filed from time to time with the Italian financial market regulator (CONSOB) by Sorin; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs.  The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and th other risks and uncertainties that affect the parties’ businesses, including those described in Cyberonics’ Annual Report on Form 10-K, as amended from time to time, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC by Cyberonics and LivaNova and those described in Sorin’s annual reports, registration documents and other documents filed from time to time with CONSOB by Sorin. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per Sorin share or Cyberonics share for the current or any future financial years or those of the combined group, will necessarily match or exceed the historical published earnings per Sorin share or Cyberonics share, as applicable. None of Cyberonics, Sorin and LivaNova gives any assurance (1) that any of Cyberonics, Sorin or LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERONICS, INC.
Date:	September 10, 2015

		By:	/s/ David S. Wise
			Name:	David S. Wise
			Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated as of September 10, 2015, jointly issued by Cyberonics, Inc. and Sorin S.p.A.